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                                                                     Exhibit 4.2

                           NORTEL NETWORKS CORPORATION

                                 $1,500,000,000

                     4.25% Convertible Senior Notes due 2008
                     fully and unconditionally guaranteed by
                             NORTEL NETWORKS LIMITED

                             REGISTRATION AGREEMENT

                                                              New York, New York
                                                                 August 15, 2001

Credit Suisse First Boston Corporation
J.P. Morgan Securities Inc.
As Representatives of the Initial Purchasers Named in
Schedule A to the Purchase Agreement (as defined below)
c/o Credit Suisse First Boston Corporation
11 Madison Avenue
New York, New York 10010-3629

Ladies and Gentlemen:

       Nortel Networks Corporation, a Canadian corporation (the "Company"), and Nortel Networks Limited, a Canadian corporation (the "Guarantor"), propose to issue and sell (such issuance and sale, the "Initial Placement") to the several parties named in Schedule A to the Purchase Agreement (the "Initial Purchasers") for whom you (the "Representatives") are acting as representative, upon the terms set forth in a purchase agreement dated August 9, 2001 (the "Purchase Agreement"), $1,500,000,000 aggregate principal amount (plus up to an additional $300,000,000 aggregate principal amount to cover exercises of the option granted to the Initial Purchasers, if any) of its 4.25% Convertible Senior Notes due 2008 (the "Notes") fully and unconditionally guaranteed (the "Guarantee") by the Guarantor (the Notes together with the Guarantee, the "Securities"). The Notes will be convertible into Common Shares (as defined herein), at the conversion price set forth in the Indenture (as defined herein), as the same may be adjusted from time to time pursuant to the Indenture. As an inducement to you to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Company and the Guarantor agree with you, (i) for your benefit and (ii) for the benefit of the holders from time to time of the Securities and the Common Shares issuable upon conversion of the Notes (including you), as follows:

       1. Definitions. Capitalized terms used herein without definition shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:




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       "Act" means the U.S. Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

       "Additional Interest" has the meaning set forth in Section 2(e) hereof.

       "Additional Interest Payment Date" means, with respect to the Notes, each Interest Payment Date; and in the event that any Note, or portion thereof, is called for redemption, the relevant redemption date shall also be an Additional Interest Payment Date with respect to such Note, or portion thereof, unless the Indenture provides that accrued and unpaid interest on the Note (or portion thereof) to be redeemed is to be paid to the person who was the Record Holder thereof on a record date prior to such redemption date, in which case the relevant Additional Interest Payment Date shall be the date on which interest is payable to such Record Holder.

       "Affiliate" means, when used with reference to any person, any other person directly or indirectly, controlling, controlled by or under direct or indirect common control of, the referent person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct or cause the direction of management and policies of the referent person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise. The term "controlling" and "controlled" have meanings correlative of the foregoing.

       "Broker-Dealer" means any broker or dealer registered as such under the Exchange Act.

       "Business Day" has the meaning set forth in the Indenture.

       "Closing Date" means August 15, 2001.

       "Common Shares" means the common shares, without nominal or par value of the Company, as they exist on the date of this Agreement and any other shares of capital stock or other securities of the Company into which such common shares may be reclassified or changed, together with any and all other securities which may from time to time be issuable upon conversion of Notes.

       "Company" has the meaning set forth in the preamble hereto.

       "Default Rate" means the rate of interest payable with respect to overdue amounts on the Notes pursuant to Section 4.01 of the Indenture.

       "DTC" has the meaning set forth in Section 3(k) hereof.

       "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

       "Final Maturity Date" means September 1, 2008.


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       "Guarantor" has the meaning set forth in the preamble hereto.

       "Holder" means a person who is a holder or beneficial owner (including the Initial Purchasers) of any Securities or shares of Common Shares issuable upon conversion of Notes; provided that, unless otherwise expressly stated herein, only registered holders of Securities or Common Shares issuable on conversion of the Notes shall be counted for purposes of calculating any proportion of holders entitled to take any action or give notice pursuant to this Agreement.

       "Indenture" means the Indenture relating to the Securities dated as of August 15, 2001, among the Company, the Guarantor and Bankers Trust Company, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

       "Initial Placement" has the meaning set forth in the preamble hereto.

       "Initial Purchasers" has the meaning set forth in the preamble hereto.

       "Interest Payment Date" shall mean March 1 and September 1.

       "Losses" has the meaning set forth in Section 5(d) hereof.

       "Majority Holders" means the Holders of a majority of the then outstanding aggregate principal amount of Notes registered under a Shelf Registration Statement; provided that Holders of Common Shares issuable upon conversion of Notes shall be deemed to be Holders of the aggregate principal amount of Notes from which such Common Shares were converted; and provided, further, that Notes or Common Shares which have been sold or otherwise transferred pursuant to the Shelf Registration Statement shall not be included in the calculation of Majority Holders.

       "Majority Underwriting Holders" means, with respect to any Underwritten Offering, the Holders of a majority of the then outstanding aggregate principal amount of Notes registered under any Shelf Registration Statement whose Notes are or are to be included in such Underwritten Offering; provided that Holders of Common Shares issuable upon conversion of Notes shall be deemed to be Holders of the aggregate principal amount of Notes from which such Common Shares were converted.

       "Managing Underwriters" means the Underwriter or Underwriters that shall administer an Underwritten Offering.

       "NASD" has the meaning set forth in Section 3(i) hereof.

       "Notes" has the meaning set forth in the preamble hereto




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       "Notice and Questionnaire" means a Notice of Registration Statement and
Selling Securityholder Questionnaire substantially in the form attached as Annex A to the Offering Circular, a copy of which is attached as Exhibit A hereto.

       "Notice Holder" shall mean, on any date, any Holder of Transfer Restricted Securities that has delivered a completed and signed Notice and Questionnaire to the Company on or prior to such date.

       "Offering Circular" means the Offering Circular as defined in the Purchase Agreement.

       "Person" has the meaning set forth in the Indenture.

       "Prospectus" means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or Common Shares issuable upon conversion of the Notes covered by such Shelf Registration Statement, and all amendments and supplements to such prospectus, including all documents incorporated or deemed to be incorporated by reference in such prospectus.

       "Purchase Agreement" has the meaning set forth in the preamble hereto.

       "Record Holder" means with respect to any Additional Interest Payment Date which occurs on an Interest Payment Date, each person who is registered on the books of the registrar as the holder of Notes at the close of business on the record date with respect to such Interest Payment Date.

       "Registration Default" has the meaning set forth in Section 2(e) hereof.

       "Representative" has the meaning set forth in the preamble hereto.

       "Rule 144" means Rule 144 (or any successor provision) under the Act.

       "SEC" means the U.S. Securities and Exchange Commission. ---

       "Securities" has the meaning set forth in the preamble hereto.

       "Shelf Registration" means a registration effected pursuant to Section 2 hereof.

       "Shelf Registration Period" has the meaning set forth in Section 2(c) hereof.



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       "Shelf Registration Statement" means a "shelf" registration statement of the Company and the Guarantor filed pursuant to the provisions of Section 2 hereof which covers some or all of the Securities and the Common Shares issuable upon conversion of the Notes, as applicable, on Form S-3 or on another appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated or deemed to be incorporated by reference therein.

       "Suspension Period" has the meaning set forth in Section 2(d) hereof.

       "Transfer Restricted Securities" means each Security and each Common Share issuable upon conversion of the Notes until the date on which such Security or Common Share, as the case may be, (i) has been transferred pursuant to the Shelf Registration Statement or another registration statement covering such Security or Common Share which has been filed with the SEC pursuant to the Act, in either case after such registration statement has become effective and while such registration statement is effective under the Act, (ii) has been transferred pursuant to Rule 144 under the Act (or any similar provision then in force) or (iii) may be sold or transferred pursuant to Rule 144(k) under the Act (or any successor provision then in force).

       "Trustee" means the collective trustees with respect to the Securities under the Indenture.

       "Underwriter" means any underwriter or any qualified independent underwriter of the Securities or Common Shares issuable upon conversion of the Notes in connection with an offering thereof under a Shelf Registration Statement.

       "Underwritten Offering" means an offering in which the Securities or Common Shares issuable upon conversion of the Notes are sold to an Underwriter or with the assistance of an Underwriter for reoffering to the public.

       All references in this Agreement to financial statements and schedules and other information which is "contained", "included", or "stated" in the Shelf Registration Statement, any preliminary Prospectus or Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated or deemed to be incorporated by reference in such Shelf Registration Statement, preliminary Prospectus or Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Shelf Registration Statement, any preliminary Prospectus or Prospectus shall be deemed to mean and include any document filed with the SEC under the Exchange Act, after the date of such Shelf Registration Statement, preliminary Prospectus or Prospectus, as the case may be, which is incorporated or deemed to be incorporated by reference therein.





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       2. Shelf Registration Statement.

       (a) The Company and the Guarantor shall prepare and file with the SEC as promptly as practicable (but in no event more than 90 days following the Closing
Date) a Shelf Registration Statement with respect to resales by the Holders of the Transfer Restricted Securities from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and thereafter shall use their respective reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Act within 180 days after the Closing Date; provided that if any Securities are issued upon exercise of the option granted to the Initial Purchasers in the Purchase Agreement and the date on which such Securities are issued occurs after the Closing Date, the Company and/or the Guarantor, as the case may be, will take such steps, prior to the effective date of the Shelf Registration Statement, to ensure that such Securities and Common Shares issuable upon conversion of the Notes are included in the Shelf Registration Statement on the same terms as the Securities issued on the Closing Date. The Company and the Guarantor shall supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company and the Guarantor for the Shelf Registration Statement, or by the Act, the Exchange Act or the SEC.

       (b) (1) Not less than 20 days prior to the effectiveness of the Shelf Registration Statement, the Company shall mail the Notice and Questionnaire to the Holders of Transfer Restricted Securities. The Company shall take action to name each Holder that is a Notice Holder as of the date that is 10 days prior to the effectiveness of the Shelf Registration Statement so that such Holder is named as a selling securityholder in the Shelf Registration Statement at the time of its effectiveness and is permitted to deliver the Prospectus forming a part thereof as of such time to purchasers of such Holder's Transfer Restricted Securities in accordance with applicable law. The Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling security holder in the Shelf Registration Statement.

              (2) After the Shelf Registration Statement has become effective, the Company shall, upon the request of any Holder of Transfer Restricted Securities, promptly send a Notice and Questionnaire to such Holder. From and after the date on which the Shelf Registration Statement has become effective, the Company and the Guarantor shall (i) as promptly as is practicable after the date a completed and signed Notice and Questionnaire is delivered to the Company, and in any event within 10 Business Days after such date, prepare and file with the SEC (x) a supplement to the Prospectus or, if required by applicable law, a post-effective amendment to the Shelf Registration Statement and (y) any other document required by applicable law, so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and is permitted to deliver the Prospectus to purchasers of such Holder's Transfer Restricted Securities in accordance




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with applicable law, and (ii) if the Company and the Guarantor shall file a post-effective amendment to the Shelf Registration Statement, use their reasonable best efforts to cause such post-effective amendment to become effective under the Act as promptly as is practicable; provided, however, that if a Notice and Questionnaire is delivered to the Company during a Suspension Period, the Company and the Guarantor shall not be obligated to take the actions set forth in clauses (i) and (ii) until the termination of such Suspension Period.

       (c) The Company and the Guarantor shall use their reasonable best efforts to keep the Shelf Registration Statement continuously effective under the Act in order to permit the Prospectus forming a part thereof to be usable by all Notice Holders until the earliest of (i) the second anniversary of the Closing Date or, if later, the second anniversary of the last date on which any Securities are issued upon exercise of the Initial Purchasers' option, (ii) the date on which all the Securities and Common Shares issuable upon conversion of the Notes may be sold by non-affiliates ("affiliates" for such purpose having the meaning set forth in Rule 144) of the Company or the Guarantor, as the case may be, pursuant to paragraph (k) of Rule 144 (or any successor provision) promulgated by the SEC under the Act, (iii) the date as of which all the Securities and Common Shares issuable upon conversion of the Notes have been transferred pursuant to Rule 144 under the Securities Act (or any similar provision then in force) and (iv) such date as of which all the Securities and the Common Shares issuable upon conversion of the Notes have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period"). The Company and the Guarantor will, (x) subject to Section 2(d), prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective for the Shelf Registration Period,
(y) subject to Section 2(d), cause the related Prospectus to be supplemented by any required supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Act and (z) comply in all material respects with the provisions of the Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Shelf Registration Statement as so amended or such Prospectus as so supplemented.

       (d) The Company and the Guarantor shall have the right to suspend the use of the Prospectus, without penalty hereunder, for a period of up to 90 consecutive days or for an aggregate of 120 days in any twelve-month period (the "Suspension Period") for valid business reasons, to be determined by the Company and the Guarantor in their sole judgment (not including avoidance of obligations of the Company and the Guarantor hereunder), including, without limitation, the acquisition or divestiture of assets, public filings with the SEC, pending corporate developments and similar events; provided, that the Company and the Guarantor promptly thereafter comply with the requirements of Section 3(j) hereof, if applicable; provided, further, that the existence of a Suspension




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Period will not prevent the occurrence of a Registration Default or otherwise limit the obligation of the Company and the Guarantor to pay Additional
Interest.

       (e) If (i) the Shelf Registration Statement is not filed with the SEC on or prior to 90 days after the Closing Date, (ii) the Shelf Registration Statement has not been declared effective by the SEC within 180 days after the Closing Date; or (iii) the Shelf Registration Statement is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by a replacement shelf registration statement filed and declared effective) or usable (including as a result of a Suspension Period) for the offer and sale of Transfer Restricted Securities for a period of time (including any Suspension Period) which shall exceed 90 consecutive days or 120 days in the aggregate in any 12-month period during the period beginning on the Closing Date and ending on the second anniversary of the Closing Date or, if later, the second anniversary of the last date on which any Securities are issued upon exercise of the Initial Purchasers' option (each such event referred to in clauses (i) through (iii), a "Registration Default"), the Company and the Guarantor will pay additional interest ("Additional Interest") to each Holder of Notes constituting Transfer Restricted Securities who has complied with such Holder's obligations under this Agreement; provided, however, that a failure of the Shelf Registration Statement to be declared effective within the required 180 day period shall not constitute a Registration Default if such failure arises from a delay in effectiveness based upon the advice of legal counsel to the Company and legal counsel to the Initial Purchasers unless such failure shall continue after the first anniversary of the Closing Date. The amount of Additional Interest payable during any period in which a Registration Default has occurred and is continuing is the amount which is equal to one-quarter of one percent (25 basis points) per annum per $1,000 principal amount of Securities constituting Transfer Restricted Securities for the first 90 days during which a Registration Default has occurred and is continuing and one-half of one percent (50 basis points) per annum per $1,000 principal amount of Securities constituting Transfer Restricted Securities for any additional days during which a Registration Default has occurred and is continuing (in each case subject to further adjustment from time to time in the event of a stock split, stock recombination, stock dividend and the like), it being understood that all calculations pursuant to this and the preceding sentence shall be carried out to five decimals. Following the cure of all Registration Defaults, Additional Interest will cease to accrue with respect to such Registration Default. All accrued Additional Interest shall be paid by wire transfer of immediately available funds or by check by the Company or the Guarantor on each Additional Interest Payment Date and Additional Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In the event that any Additional Interest is not paid when due, then to the extent permitted by law, such overdue Additional Interest, if any, shall bear interest until paid at the Default Rate, compounded semi-annually. The parties hereto agree that the Additional Interest provided for in this Section 2(e) constitutes a reasonable estimate of the damages that may be incurred by Holders by reason of a Registration Default.



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       (f) All obligations of the Company and the Guarantor (including, without limitation, the obligation to pay Additional Interest) set forth in the preceding paragraph which are outstanding or exist with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

       (g) Immediately upon the occurrence or the termination of a Registration Default, the Company or the Guarantor, as the case may be, shall give the Trustee, notice of such commencement or termination, of the obligation to pay Additional Interest with regard to the Notes and the amount thereof and of the event giving rise to such commencement or termination (such notice to be contained in an Officers' Certificate (as such term is defined in the Indenture)), and prior to receipt of such Officers' Certificate the Trustee and such transfer and paying agent shall be entitled to assume that no such commencement or termination has occurred, as the case may be.

       (h) All Securities which are redeemed, purchased or otherwise acquired by the Company, the Guarantor or any of their subsidiaries or affiliates (as defined in Rule 144 (or any successor provision) under the Act) prior to the Final Maturity Date shall be delivered to the Trustee for cancellation and neither the Company nor the Guarantor may hold or resell such Securities or issue any new Securities to replace any such Securities or any Notes that any Holder has converted pursuant to the Indenture. All Common Shares issuable upon conversion of the Notes which are repurchased or otherwise acquired by the Company or any of its subsidiaries or affiliates (as defined in Rule 144 (or any successor provision) under the Act) at any time while such shares are "restricted securities" within the meaning of Rule 144 shall not be resold or otherwise transferred except pursuant to a registration statement which has been declared effective under the Act.

       3. Registration Procedures. In connection with any Shelf Registration Statement, the following provisions shall apply:

       (a) The Company and the Guarantor shall (i) furnish to the Representatives, prior to the filing thereof with the SEC, a copy of any Shelf Registration Statement, and each amendment thereof filed with the SEC pursuant to the Act, and a copy of any Prospectus, and each amendment or supplement thereto, and shall use its reasonable efforts to reflect in each such document, when so filed with the SEC, such comments as the Representatives reasonably may propose; and (ii) include information regarding the Notice Holders and the methods of distribution they have elected for their Transfer Restricted Securities provided to the Company in Notice and Questionnaires as necessary to permit such distribution by the methods specified therein.

       (b) The Company and the Guarantor shall ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any amendment or supplement thereto comply in all material respects with the Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming a part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company makes no representation with respect to information with respect to any Underwriter or any Holder required to be included in any Shelf Registration Statement or Prospectus pursuant to the Act or the rules and regulations thereunder and which information is included therein in reliance upon and in conformity with information furnished to the Company in writing by such Underwriter or Holder.

       (c) The Company, as promptly as reasonably practicable, shall advise the Representatives and each Notice Holder and, if requested by you or any such Holder, confirm such advice in writing:

       (i) when the Shelf Registration Statement and any amendment thereto has been filed with the SEC and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

       (ii) of any request by the SEC for amendments or supplements to the Shelf Registration Statement or the Prospectus or for additional information;

       (iii) of the determination by the Company or the Guarantor that a post-effective amendment to the Shelf Registration Statement would be appropriate;

       (iv) of the commencement or termination of any Suspension Period;

       (v) of the issuance by the SEC of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

       (vi) of the receipt by the Company or the Guarantor of any notification with respect to the suspension of the qualification of the Transfer Restricted Securities included in any Shelf Registration Statement for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose;

       (vii) of the happening of any event that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and the Shelf Registration Statement or the Prospectus, as the case may be, does not include an untrue

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statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; and

       (viii) of suspension by the Company or the Guarantor of the use of the Prospectus as a result of any of the events or circumstances described in paragraphs (ii) through (vii) above, and of the termination of any such suspension.

       (d) The Company and the Guarantor shall use their reasonable best efforts to obtain the withdrawal, at the earliest possible time, of any order suspending the effectiveness of any Shelf Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Transfer Restricted Securities for offer or sale in any jurisdiction at the earliest possible time.

       (e) The Company shall furnish to each Notice Holder, without charge, at least one copy of any Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

       (f) The Company shall, during the Shelf Registration Period, deliver to each Initial Purchaser, each Notice Holder and any sales or placement agent or underwriters acting on their behalf, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement, and any amendment or supplement to such Prospectus, as such person may reasonably request; and, except as provided in Section 3(s) hereof, the Company and the Guarantor each consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto.

       (g) Prior to any offering of Transfer Restricted Securities pursuant to any Shelf Registration Statement, the Company and the Guarantor shall cooperate with the Notice Holders and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Transfer Restricted Securities for offer and sale, under the securities or blue sky laws of such jurisdictions in the United States as any such Notice Holders reasonably request and shall maintain such qualification in effect so long as required and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Transfer Restricted Securities covered by such Shelf Registration Statement; provided, however, that the Company and the Guarantor will not be required to (A) qualify generally to do business as a foreign corporation or as a dealer in securities in any jurisdiction where they are not then so qualified or to (B) take any action which would subject them to general service of process or taxation in any such jurisdiction where they are not then so subject.

       (h) The Company and the Guarantor shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request concurrent with sales of Transfer Restricted Securities pursuant to such Shelf Registration Statement.

       (i) Subject to the exceptions contained in (A) and (B) of Section 3(g) hereof, the Company and the Guarantor shall use reasonable efforts to cause the Transfer Restricted Securities covered by the applicable Shelf Registration Statement to be registered with or approved by such other federal, state and local governmental agencies or authorities, and self-regulatory organizations in the United States, as may be necessary to enable the Holders to consummate the disposition of such Transfer Restricted Securities as contemplated by the Shelf Registration Statement; without limitation to the foregoing, the Company and the Guarantor shall make all filings and provide all such information as may be required by the National Association of Securities Dealers, Inc. (the "NASD") in connection with the offering under the Shelf Registration Statement of the Transfer Restricted Securities (including, without limitation, such as may be required by NASD Rule 2710 or 2720), and shall cooperate with each Holder in connection with any filings required to be made with the NASD by such Holder in that regard.

       (j) Upon the occurrence of any event described in Section 3(c)(vii) hereof, the Company and the Guarantor shall promptly prepare and file with the SEC a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or any document incorporated therein by reference or file a document which is incorporated or deemed to be incorporated by reference in such Shelf Registration Statement or Prospectus, as the case may be, so that, as thereafter delivered to purchasers of the Transfer Restricted Securities included therein, the Shelf Registration Statement and the Prospectus, in each case as then amended or supplemented, will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading and, in the case of a post-effective amendment, use its reasonable best efforts to cause it to become effective as promptly as practicable; provided that the obligations of the Company and the Guarantor under this paragraph (j) shall be suspended if the Company has suspended the use of the Prospectus in accordance with Section 2(d) hereof and given notice of such suspension to Notice Holders, it being understood that the obligations of the Company and the Guarantor under this Section 3(j) shall be automatically reinstated at the end of such Suspension Period.

       (k) The Company shall use its reasonable best efforts to cause The Depository Trust Company ("DTC") on the first Business Day following the effective date of any Shelf Registration Statement hereunder or as soon as

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possible thereafter to remove (i) from any existing CUSIP number assigned to the
Transfer Restricted Securities covered by such Shelf Registration Statement any designation indicating that such Transfer Restricted Securities are "restricted securities", which efforts shall include delivery to DTC of a letter executed by the Company substantially in the form of Exhibit B hereto and (ii) any other stop or restriction on DTC's system with respect to such Transfer Restricted Securities. In the event the Company is unable to cause DTC to take actions described in the immediately preceding sentence, the Company shall take such actions as the Representatives may reasonably request to provide, as soon as practicable, a CUSIP number for the Transfer Restricted Securities registered under such Shelf Registration Statement and to cause such CUSIP number to be assigned to such Transfer Restricted Securities (or to the maximum aggregate principal amount of such Transfer Restricted Securities to which such number may be assigned). Upon compliance with the foregoing requirements of this Section 3(k), the Company shall provide the Trustee with global certificates for such Transfer Restricted Securities in a form eligible for deposit with DTC.

       (l) The Company and the Guarantor shall use their reasonable best efforts to comply with all applicable rules and regulations of the SEC and shall make generally available to its security holders as soon as practicable but in any event not later than 15 months after (i) the effective date of the applicable Shelf Registration Statement, (ii) the effective date of each post-effective amendment to any Shelf Registration Statement, and (iii) the date of each filing by the Company and the Guarantor with the SEC of Annual Reports on Form 10-K that are incorporated by reference or deemed to be incorporated by reference in the Shelf Registration Statement, earnings statements satisfying the provisions of Section 11(a) of the Act and Rule 158 promulgated by the SEC thereunder.

       (m) The Company and the Guarantor shall use reasonable efforts to cause the Indenture to be qualified under the TIA (as defined in the Indenture) in a timely manner.

       (n) The Company shall cause all Common Shares issuable upon conversion of the Notes to be listed on each securities exchange or quotation system on which the Common Shares are then listed no later than the date the applicable Shelf Registration Statement is declared effective and, in connection therewith, to make such filings as may be required under the Exchange Act and to have such filings declared effective as and when required thereunder.

       (o) The Company and the Guarantor may require each Holder of Transfer Restricted Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Transfer Restricted Securities sought by the Notice and Questionnaire and such additional information as may, from time to time, be required by the Act and the rules and regulations promulgated thereunder, and the obligations of the Company and the Guarantor to any Holder hereunder shall be expressly conditioned on the compliance of such Holder with such request.

       (p) The Company and the Guarantor shall, if reasonably requested, use their reasonable best efforts to promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement (i) such information as the Majority Holders provide or, if Transfer Restricted Securities are being sold in an Underwritten Offering, as the Managing Underwriters or the Majority Underwriting Holders reasonably agree should be included therein and provide to the Company in writing for inclusion in the Shelf Registration Statement or Prospectus, and (ii) such information as a Holder may provide from time to time to the Company in writing for inclusion in a Prospectus or any Shelf Registration Statement concerning such Holder and the distribution of such Holder's Transfer Restricted Securities and, in either case, shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after being notified in writing of the matters to be incorporated in such Prospectus supplement or post-effective amendment, provided that neither the Company nor the Guarantor shall be required to take any action under this Section 3(p) that is not, in the reasonable opinion of counsel to the Company or the Guarantor, in compliance with applicable law.

       (q) The Company and the Guarantor shall, to the extent the Company and the Guarantor deem appropriate in their sole discretion, enter into such customary agreements (including underwriting agreements) and take all other appropriate actions as may be reasonably requested by the Majority Holders in order to expedite or facilitate the registration or the disposition of the Transfer Restricted Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification and contribution provisions and procedures no less favorable than those set forth in
Section 5 (or such other reasonable and customary provisions and procedures acceptable to the Majority Underwriting Holders and the Managing Underwriters, if any, with respect to all parties to be indemnified pursuant to Section 5). The plan of distribution in the Shelf Registration Statement and the Prospectus included therein shall permit resales of Transfer Restricted Securities to be made by selling securityholders through underwriters, brokers and dealers, and shall also include such other information as the Representatives may reasonably request.

       (r) The Company and the Guarantor shall, if reasonably requested in writing by the Majority Underwriting Holders:

       (i) make reasonably available for inspection by any Underwriter participating in any disposition pursuant to the Shelf Registration Statement, and any attorney, accountant or other agent retained by any such Underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company, the Guarantor and their respective subsidiaries as is customary for due diligence examinations in connection with public offerings;

       (ii) cause the officers, directors and employees of the Company and of the Guarantor, and request their accountants and auditors, in accordance with such accountants' and auditors' customary practice in such transactions, to supply all relevant information reasonably requested by any such Underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that each such Underwriter shall execute a confidentiality agreement with customary terms and satisfactory to the Company and shall agree that such information shall be kept confidential by any attorney, accountant or agent retained by such Underwriter; provided, further, that the Company or the Guarantor shall have the right to elect that inspections and information gathering be coordinated on behalf of the Holders and the other parties entitled thereto by one counsel designated by or on behalf of the Majority Holders (or, in the case of an Underwritten Offering, the Majority Underwriting Holders and the Managing Underwriters);

       (iii) obtain opinions of counsel to the Company and the Guarantor (which may in each case be in-house counsel), and updates thereof (which counsel and opinions in form, scope and substance, shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the Underwriters, if any, covering such matters as are customarily covered in opinions requested in public offerings;

       (iv) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company and the Guarantor (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or the Guarantor or of any business acquired by the Company or the Guarantor for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each selling Holder (provided such Holder furnishes the accountants, prior to the date such "cold comfort" letter is required to be delivered, with such representations as the accountants customarily require in similar situations) and the Underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings;

       (v) cause its officers to execute and deliver such documents and certificates as may be reasonably requested by the Majority Holders or, in the case of an Underwritten Offering, the Majority Underwriting Holders, and the Managing Underwriters, if any, including those to evidence compliance with
Section 3(j) hereof and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company or the Guarantor;

       The foregoing actions set forth in clauses (iii), (iv) and (v) of this
Section 3(r) shall only be required to be performed at (A) the effectiveness of a Shelf Registration Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder; and

       (s) Each Notice Holder agrees that, upon receipt of notice of the happening of an event described in Sections 3(c)(ii) through and including 3(c)(vii) hereof, each Holder shall forthwith discontinue (and shall cause its agents and representatives to discontinue) disposition of Transfer Restricted Securities and will not resume disposition of Transfer Restricted Securities until such Holder has received copies of an amended or supplemented Prospectus contemplated by Section 3(j) hereof, or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed or that the relevant Suspension Period has been terminated, as the case may be, provided that, the foregoing shall not prevent the sale, transfer or other disposition of Transfer Restricted Securities by a Notice Holder in a transaction which is exempt from, or not subject to, the registration requirements of the Act, so long as such Notice Holder does not and is not required to deliver the applicable Prospectus or Shelf Registration Statement in connection with such sale, transfer or other disposition, as the case may be; and provided, further, that the provisions of this Section 3(s) shall not prevent the occurrence of a Registration Default or otherwise limit the obligation of the Company or the Guarantor to pay Additional Interest.

       4. Registration Expenses. Each of the Company and the Guarantor shall bear its respective proportion of the expenses incurred in connection with the performance of their obligations under Sections 2 and 3 hereof (including all registration and filing fees, all fees and reasonable expenses of compliance with federal securities and state "blue sky" or securities laws, all reasonable expenses of printing incurred by the Company or Guarantor, all application and filing fees in connection with listing the Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof, all fees and disbursements of independent certified public accountants of the Company and the Guarantor (including the expenses of any special audit and comfort letters required by or incident to such performance)) and any fees and expenses incurred in connection with any necessary filing with the NASD and shall reimburse the Holders for the reasonable fees and disbursements of one Canadian and one U.S. firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith. Notwithstanding the provisions of this Section 4, each Holder shall bear the expense of any broker's commission, agency fee or Underwriter's discount or commission including fees if required of any qualified independent underwriter as may be required by NASD rules.

       5. Indemnification and Contribution.

       (a) The Company and the Guarantor agree to indemnify and hold harmless each Holder of Transfer Restricted Securities covered by the Shelf Registration Statement (including each of the Initial Purchasers), the directors, officers, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Act or the Exchange Act from and against any loss, claim, damage or liability, joint or several, or any actions in respect thereof to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that neither the Company nor the Guarantor will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (A) any such untrue statement or alleged untrue statement or omission or alleged omission (i) made therein in reliance upon and in conformity with written information furnished to the Company or the Guarantor by or on behalf of any such Holder or any Initial Purchaser or any underwriter specifically for inclusion therein; or (ii) contained in that part of a Shelf Registration Statement constituting the Statement of Eligibility and Qualification under the Trust Indenture Act (Form T-1) of the Trustee, (B) use of a Shelf Registration Statement or the related Prospectus during a period when use of such Prospectus has been suspended pursuant to Section 2(d) or Section 3(s) hereof, provided, further, in each case, that Holders received prior notice of such suspension, or (C) if the Holder fails to deliver a Prospectus, as then amended or supplemented, provided that the Company shall have delivered to such Holder such Prospectus, as then amended or supplemented; and provided, further, that neither the Company nor the Guarantor shall be liable for the amount of any settlement of any claim made without its consent, which consent will not be unreasonably withheld. This indemnity agreement will be in addition to any liability which the Company and the Guarantor may otherwise have to such indemnified parties.

       (b) Each Holder of Transfer Restricted Securities covered by a Shelf Registration Statement (including the Initial Purchasers) severally and not jointly agrees to indemnify and hold harmless (i) the Company, (ii) the Guarantor, (iii) each of their respective directors, (iv) each of their respective officers and (v) each person who controls the Company or the Guarantor within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company and the Guarantor to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement shall be in addition to any liability which any such Holder may otherwise have to such indemnified parties. The Company shall also indemnify the Underwriters, their officers and directors and each person who controls such

Underwriters within the meaning of the Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.

       (c) Promptly after receipt by an indemnified party under Sections 5(a) or
(b) above of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under either such paragraph, notify the indemnifying party in writing of the claim or the commencement of that action, provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this Section 5. If any action shall be brought against an indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there are likely to be substantial legal defenses available to it and the other indemnified parties which are different from and additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and otherwise to participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless: (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall bear only the reasonable fees and disbursements of separate counsel and shall not be liable for the expenses of more than one separate counsel, approved by the Representatives in the case of
Section 5(a), representing the indemnified parties under such paragraph who are parties to such action); (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

       (d) To provide for just and equitable contribution in circumstances in which the indemnity provided in paragraph (a) or (b) of this Section 5 is due in accordance with its terms but is for any reason other than as specified in this

Section 5 held by a court to be unavailable on the grounds of policy or otherwise, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have an obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses"), as incurred, to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and any sales of Transfer Restricted Securities under the Shelf Registration Statement; provided, however, that (i) in no case shall the Initial Purchasers be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to the Securities, as set forth in the Purchase Agreement and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Benefits received by the Company and the Guarantor shall be deemed to be equal to the sum of the total net proceeds from the Initial Placement (before deducting expenses). Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions received in connection with the Initial Placement, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Transfer Restricted Securities registered under the Act. Benefits received by any Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Shelf Registration Statement which resulted in such Losses. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. For purposes of this Section 5, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company or the Guarantor within the meaning of either the Act or the Exchange Act, each officer of the Company or the Guarantor who signed the Shelf Registration Statement and each director of the Company or the Guarantor shall have the same rights to contribution as the Company or the Guarantor, and each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each officer and director of each Underwriter shall have the same rights to contribution as such Underwriter, subject in each case to the applicable terms and conditions of this paragraph (d).

       (e) The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, any Underwriter, the Company, the Guarantor or any of the officers, directors or controlling persons referred to in Section 5 hereof and will survive the sale by a Holder of Transfer Restricted Securities covered by a Shelf Registration Statement.

       6. Miscellaneous.

       (a) No Inconsistent Agreements. Neither the Company nor the Guarantor has, as of the date hereof, entered into nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

       (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company and the Guarantor have obtained the written consent of the Majority Holders; provided that with respect to any matter that directly or indirectly affects the rights of the Initial Purchasers hereunder, the Company and the Guarantor shall obtain the written consent of each of the Initial Purchasers against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Transfer Restricted Securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of the Transfer Restricted Securities being sold rather than registered under such Shelf Registration Statement.

       (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier, or air courier guaranteeing overnight delivery:

       (1) if to the Representatives, initially at the address of Credit Suisse First Boston Corporation set forth in the Purchase Agreement;

       (2) if to any other Holder, at the most current address of such Holder maintained by the Registrar under the Indenture, or, in the case of the Notice Holder, the address set for in its Notice and Questionnaire; and

       (3) if to the Company or the Guarantor, initially at their address set forth in the Purchase Agreement.

       All such notices and communications shall be deemed to have been duly given when received, if delivered by hand or air courier, and when sent, if sent by first-class mail or telecopier.

       The Initial Purchasers, the Company or the Guarantor by notice to the other may designate additional or different addresses for subsequent notices or communications.

       (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company or the Guarantor thereto, subsequent Holders. The Company and the Guarantor hereby agree to extend the benefits of this Agreement to any Holder and Underwriter and any such Holder and Underwriter may specifically enforce the provisions of this Agreement as if an original party hereto. In the event that any other person shall succeed to the Company or the Guarantor under the Indenture, then such successor shall enter into an agreement, in form and substance reasonably satisfactory to the Representatives, whereby such successor shall assume all of the obligations of the Company or the Guarantor, as the case may be, under this Agreement, except that such an agreement will not be necessary in the event of any consolidation or amalgamation of the Company with the Guarantor.

       (e) Counterparts/Facsimile Signature. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. The transmission by facsimile of a copy of the execution page hereof reflecting the execution of this Agreement by any party hereto shall be effective to evidence the party's intention to be bound by this Agreement and that party's agreement to the terms, provisions and conditions hereof, all without the necessity of having to produce an original copy of such execution page.

       (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

       (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

       (h) Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

       (i) Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Notes or the Common Shares issuable upon conversion of the Notes is required hereunder, the Notes or the Common Shares issuable upon conversion of the Notes held by the Company, the Guarantor or its or their respective Affiliates (other than subsequent Holders of the Notes or the Common Shares issuable upon conversion of the Notes if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

       (j) Agent for Service; Submission to Jurisdiction. By execution and delivery of this Agreement, each of the Company and the Guarantor acknowledge that it has appointed CT Corporation System with offices at 111 Eighth Avenue, 13th Floor, New York, New York, 10011 as its authorized agent (the "Authorized Agent") upon whom all writs, process and summonses may be served in any suit, action or proceeding arising out of or based upon this Agreement which may be instituted in any state or U.S. federal court in the City of New York, New York. The Company and the Guarantor hereby represent and warrant that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company and the Guarantor agree to take any and all action, including the filing of any and all documents, that may be reasonably necessary to continue each such appointment in full force and effect until the end of the Shelf Registration Period. The Company and the Guarantor agree that the appointment of the Authorized Agent shall be irrevocable until the end of the Shelf Registration Period or until the irrevocable appointment by the Company and the Guarantor of a successor agent in the City of New York, New York as each of their authorized agent for such purpose and the acceptance of such appointment by such successor. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company and the Guarantor.

       Each of the Company and the Guarantor hereby:

              (1) agrees that any suit, action or proceeding against it arising out of or relating to this Agreement may be instituted in any U.S. federal or state court sitting in the City of New York,

              (2) waives to the extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and any claim that any suit, action or proceeding in such a court has been brought in an inconvenient forum,

              (3) irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding, and

              (4) agrees that service of process by mail to the addresses specified herein shall constitute personal service of such process on it in any such suit, action or proceeding.

       (k) Rules 144 and 144A. The Company and the Guarantor shall use their reasonable best efforts to file the reports required to be filed by them under the Act and the Exchange Act in a timely manner and, if at any time the Company or the Guarantor is not required to file such reports, it will, upon the reasonable request of any Holder, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company and the Guarantor covenant that they will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Securities identified to the Company by the Initial Purchasers upon request. Upon the reasonable request of any Holder, the Company and the Guarantor shall deliver to such Holder a written statement as to whether they have complied with such requirements. Notwithstanding the foregoing, nothing in this Section 6(k) shall be deemed to require the Company or the Guarantor to register any of its securities pursuant to the Exchange Act.

       (l) Underwritten Registrations. If any of the Transfer Restricted Securities covered by the Shelf Registration Statement are to be sold in an Underwritten Offering, the Managing Underwriter will, subject to the consent of the Company (which consent shall not be unreasonably withheld), be selected by the holders of a majority in aggregate principal amount of such Transfer Restricted Securities to be included in such offering (provided that holders of Common Shares issued upon conversion of the Securities shall not be deemed holders of Common Shares, but shall be deemed to be holders of the aggregate principal amount of Securities from which such Common Shares were converted).

       No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantor and you.

                                  Very truly yours,

                                  NORTEL NETWORKS CORPORATION



                                  By: /s/ Frank A. Dunn
                                      ------------------------------------
                                  Name:  Frank A. Dunn
                                  Title: Chief Financial Officer



                                  By: /s/ John M. Doolittle
                                      ------------------------------------
                                  Name:  John M. Doolittle
                                  Title: Assistant Treasurer




                                  NORTEL NETWORKS LIMITED



                                  By: /s/ Frank A. Dunn
                                      ------------------------------------
                                  Name:  Frank A. Dunn
                                  Title: Chief Financial Officer



                                  By: /s/ John M. Doolittle
                                      ------------------------------------
                                  Name:  John M. Doolittle
                                  Title: Assistant Treasurer

The foregoing Agreement is hereby
confirmed and accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION
J.P. MORGAN SECURITIES INC.,
as Representatives and for the other Initial Purchasers named in Schedule A to the Purchase Agreement.

By:  Credit Suisse First Boston Corporation

By: /s/ Brian D. Host
    ------------------------------------------------
Name:  Brian D. Host
Title: Director

                                                                       EXHIBIT A

             FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

       The undersigned beneficial holder of 4.25% Convertible Senior Notes due 2008 (the "Notes") of Nortel Networks Corporation (the "Company") as fully and unconditionally guaranteed by Nortel Networks Limited (the "Guarantor"), or the Company Common Shares issuable upon conversion of the Notes (together with the Notes, the "Transfer Restricted Securities") understands that the Company and the Guarantor have filed or intend to file with the United States Securities and Exchange Commission (the "Commission") a registration statement (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Transfer Restricted Securities in accordance with the terms of the Registration Agreement (the "Registration Agreement") dated as of August 15, 2001 among the Company, the Guarantor and the Initial Purchasers named therein. The Registration Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Agreement.

       In order to sell or otherwise dispose of any Transfer Restricted Securities pursuant to the Shelf Registration Statement, a beneficial owner of Transfer Restricted Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Transfer Restricted Securities and be bound by those provisions of the Registration Agreement applicable to such beneficial owner (including certain indemnification and contribution provisions as described below). Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness.

       Certain legal consequences may arise from being named as selling securityholders in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Transfer Restricted Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

NOTICE

       The undersigned beneficial owner (the "Selling Securityholder") of Transfer Restricted Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Transfer Restricted Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Agreement.

         The undersigned hereby provides the following information to the Company and the Guarantor and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.       (a)      Full legal name of Selling Securityholder:

                  ______________________________________________________________

         (b) Full legal name of registered holder (if not the same as (a) above) through which Transfer Restricted Securities listed in
                  (3) below are held (if the Transfer Restricted Securities are held through a broker-dealer or other third party and, as a result, you do not know the legal name of the registered holder, please complete item (1)(c) below):

                  ______________________________________________________________


         (c) Full legal name of broker-dealer or other third party through which Transfer Restricted Securities listed in Item (3) below are held:

                  ______________________________________________________________


         (d) Full legal name of DTC Participant (if applicable and if not the same as (b) or (c) above) through which Transfer Restricted Securities listed in (3) below are held:

                  ______________________________________________________________


2.       Address for Notices to Selling Securityholder:

         _______________________________________________________________________

         _______________________________________________________________________

         Telephone:_____________________________________________________________

         Fax:___________________________________________________________________

         Contact person:________________________________________________________

3.       Beneficial ownership of Transfer Restricted Securities:

         (a) Type and principal amount (or number of shares) of Transfer Restricted Securities beneficially owned:

                  ______________________________________________________________

                  ______________________________________________________________


         (b) CUSIP No(s). of such Transfer Restricted Securities beneficially owned:

                  ______________________________________________________________

                  ______________________________________________________________


                  Unless otherwise indicated in the space provided below, all Notes and all common shares listed in response to Item (3)(a) above, and all common shares issuable upon conversion of the Notes listed in response to Item (3)(a)above, will be included in the Shelf Registration Statement. If the undersigned does not wish all such Notes or common shares to be so included, please indicate below the principal amount or the number of shares to be included:

                  ______________________________________________________________

                  ______________________________________________________________



4. Beneficial ownership of other securities of the Company or the Guarantor owned by the Selling Securityholder:

         Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company or the Guarantor other than the Transfer Restricted Securities listed above in Item (3).

         (a) Type and Amount of other securities of the Company or the Guarantor beneficially owned by the Selling Securityholder:

                  ______________________________________________________________

                  ______________________________________________________________


         (b) CUSIP No(s). of such other securities of the Company or the Guarantor beneficially owned:

                  ______________________________________________________________

                  ______________________________________________________________


5.       Relationship with the Company or the Guarantor:

         Except as set forth below, neither the undersigned nor any of its affiliates, directors or principal equity holder (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

         State any exceptions here:

         _______________________________________________________________________

         _______________________________________________________________________


6.       Plan of Distribution

         Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Transfer Restricted Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all): Such Transfer Restricted Securities may be sold from time to time directly by the undersigned or alternatively through underwriters or broker-dealers or agents. If the Transfer Restricted Securities are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent's commissions. Such Transfer Restricted Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Transfer Restricted Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Transfer Restricted Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Transfer Restricted Securities, short and deliver Transfer Restricted Securities to close out such short positions, or loan or pledge Transfer Restricted Securities to broker-dealers that in turn may sell such securities. The Selling Securityholder may pledge or grant security interests in some or all of the Transfer Restricted Securities owned by it and, if it defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sale the Transfer Restricted Securities from time to time pursuant to the Prospectus. The Selling Securityholder also may transfer and donate Transfer Restricted Securities in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling securityholder for purposes of the Prospectus.

         State any exceptions here:

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Transfer Restricted Securities without the prior agreement of the Company and the Guarantor.

         The undersigned acknowledges that it understands its obligation to comply with the provisions of the U.S. Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations) and the provisions of the U.S. Securities Act of 1933, as amended, relating to prospectus delivery, in connection with any offering of Transfer Restricted Securities pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

         The Selling Securityholder hereby acknowledges its obligations under the Registration Agreement to indemnify and hold harmless certain persons set forth therein or contribute to certain payments as also set forth therein.

         Pursuant to the Registration Agreement, the Company and the Guarantor have agreed under certain circumstances indemnify the Selling Securityholders as set forth therein or contribute to certain payments as also set forth therein.

         In accordance with the undersigned's obligation under the Registration Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company and the Guarantor of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Agreement shall be made in writing at the address set forth below.

         By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company and the Guarantor in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

                                           Beneficial Owner

                                           By:__________________________________
                                              Name:
                                              Title:

Dated:

       PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE
                                 TO THE COMPANY:

                           NORTEL NETWORKS CORPORATION
                           8200 DIXIE ROAD, SUITE 100
                            BRAMPTON, ONTARIO L6T 5P6
                            FACSIMILE: (905) 863-8277
                         ATTENTION: ASSISTANT SECRETARY

                                                                       EXHIBIT B



                   FORM OF LETTER TO BE PROVIDED BY ISSUER TO

                          THE DEPOSITORY TRUST COMPANY

The Depository Trust Company
55 Water Street
New York, NY 10041

         Re: 4.25% Convertible Senior Notes due 2008 of Nortel Networks Corporation as fully and unconditionally guaranteed by Nortel Networks Limited (the "Securities")

Ladies and Gentlemen:

         Please be advised that the Securities and Exchange Commission has declared effective a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with regard to the Securities referenced above. Any restrictions on the CUSIP designation are no longer appropriate and may be removed. We understand that upon receipt of this letter, DTC will remove any stop or restriction on its system with respect to this issue.

         As always, please do not hesitate to call if we can be of further assistance.

                                      Very truly yours,



                                      By: ______________________________________
                                      Authorized Officer



                                      B-1